Accounts and Other Receivables	9 Months Ended
Sep. 30, 2016
Receivables [Abstract]
Accounts and Other Receivables
ACCOUNTS AND OTHER RECEIVABLES

As of September 30, 2016 and December 31, 2015, accounts and other receivables consisted of the following (in thousands):

	September 30,	December 31,
	2016	2015
Trade receivable	$38,432	$—
Interest receivable	53	7
Other accounts receivable	12,481	570
Total accounts and other receivables	$50,966	$577

Pursuant to the accounts agreement entered into with the collateral trustee for the benefit of our debt holders, we are required to deposit all cash received into reserve accounts controlled by the collateral trustee.  The usage or withdrawal of such cash is restricted to the payment of liabilities related to the Liquefaction Project and other restricted payments. As of September 30, 2016, the entire balance of our trade receivable was from a single SPA customer.